Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(a)
the quarterly report on Form 10-Q /A of KonaRed Corporation for the period ended August 31, 2013 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)	information contained in the Form 10-Q /A fairly presents, in all material respects, the financial condition and results of operations of KonaRed Corporation.

Dated: October 23 , 2013

/s/ Shaun Roberts
Shaun Roberts
President, Chief Executive Officer and Director
(Principal Executive Officer)

/s/ Dana Roberts
Dana Roberts
Chief Financial Officer, Treasurer, Secretary and Director
(Principal Financial Officer and Principal Accounting Officer)